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                                                            EXHIBIT 10.33
                                                            EXECUTION COPY
                                  AMENDMENT

            AMENDMENT, dated as of December 29, 1994 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of July 24, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among UNC INCORPORATED, a Delaware corporation (the "Company" or "UNC"), UNC AIRWORK CORPORATION (formerly known as Airwork Corporation), a Delaware corporation ("Airwork"; together with the Company, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Banks") and CHEMICAL BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").

                            W I T N E S S E T H :

            WHEREAS, the Borrowers have requested that the Mandatory Reduction Date under the Credit Agreement be extended;
and

            WHEREAS, subject to the terms and conditions set forth herein, the Banks are willing to extend the Mandatory Reduction
Date as set forth herein;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

            1. Definitions. As used in this Amendment, terms defined herein are used as so defined and, unless otherwise defined, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

            2. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Mandatory Reduction Date" and "Operating Profit
Ratio" appearing therein and inserting in lieu thereof, respectively, the following new definitions:

                  "'Mandatory Reduction Date':  the earlier to
            occur of (i) the date of receipt by the Company or any of its Subsidiaries of any proceeds from the sale of real estate and related improvements constituting a portion of the Company's Naval Products Division and
            (ii) March 31, 1995.
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                  'Operating Profit Ratio':  for any period of four
            consecutive fiscal quarters, the ratio of (A) Consolidated Operating Profit plus depreciation plus other non-cash charges plus Consolidated Lease Expense minus capital expenditures of the Company and its Subsidiaries, in each case for such period, to (B) Consolidated Interest Expense plus Restricted Payments made or declared plus Consolidated Lease Expense, in each case for such period."

            3. Effectiveness; Consent to Amendment. This Amendment shall become effective on the date on which the Agent shall have received (i) a copy of this Amendment duly executed by each of the Borrowers, each Bank and the Agent and (ii) a copy of a consent to this Amendment, substantially in the form of Exhibit A hereto, duly executed and delivered by each of the Subsidiary Guarantors. By its execution of this Amendment, each of the respective parties hereto signifies its consent to this Amendment.

            4. Continuing Effect; Amendment Limited. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default thereunder (whether now existing or hereafter arising and whether known or unknown to the Agent and the Banks). From and after the date of this Amendment, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

            5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

            7. Expenses. The Borrowers jointly and severally agree (i) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent and (ii) to pay or
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reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Amendment and any other such documents.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered in New York, New
York by their properly and duly authorized officers as of the day and year first above written.


UNC INCORPORATED


By: /s/ Gregory M. Bubb
    -----------------------------
    Title: V.P. & Treasurer

UNC AIRWORK CORPORATION (formerly
  known as Airwork Corporation)


By: /s/ Gregory M. Bubb
    -----------------------------
    Title: Treasurer

CHEMICAL BANK
  as Agent and as a Bank


By: /s/ Robert M. Wood Jr.
    -----------------------------
    Title: Vice President

BANK OF AMERICA ILLINOIS (formerly
knowe as Continental Bank)


By:  /s/ Steve Aronowitz
     ----------------------------
      Title: Vice President

NATIONSBANK OF NORTH CAROLINA, N.A.


By:  /s/ Robert Gillison
     ----------------------------
      Title: Vice President
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                                                            EXHIBIT A
                               FORM OF CONSENT

          Each of the undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by the Borrowers (as defined in the Credit Agreement referred to below) of the Amendment, dated as of December 29, 1994 (the "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of July 24, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement being used herein as so defined), among UNC Incorporated, UNC Airwork Corporation (formerly known as Airwork Corporation), the financial institutions party thereto and Chemical Bank, as Agent. Each of the undersigned hereby consents, confirms and agrees with the Agent and the Banks that the Subsidiary Guarantee is and shall remain in full force and effect after giving effect to such Amendment, shall continue to secure the Obligations and is hereby ratified and confirmed in all respects. Each of the undersigned further consents, confirms and agrees with the Agent that the Subsidiary Security Agreement, if any, to which it is a party is and shall remain in full force and effect after giving effect to such Amendment, shall continue to secure the Obligations and is hereby ratified and confirmed in all respects. Each of the undersigned hereby acknowledges that the Agent and the Banks are entering into the Amendment in reliance upon the respective agreements of the undersigned set forth in this paragraph and the continuing effect of the Subsidiary Guarantee and the Subsidiary Security Agreements.

UNC Holdings, Inc.                  UNC Engine & Engine Parts, Inc.
UNC Tri-Industries, Inc.              (formerly known as
UNC Airwork Corporation               Engine & Engine Parts, Inc.)
  (formerly known as                UNC Texas CAMCO Incorporated
   Airwork Corporation)               (formerly known as Texas
UNC Pacific Airmotive                  CAMCO Incorporated)
  Corporation, Inc.                 UNC Chemical Dynamics
  (formerly known as                  Incorporated
   Pacific Airmotive                UNC Artex, Inc.
   Corporation)                     UNC Manufacturing
UNC Burnside-Ott Aviation              Technology, Inc.
  Training Center, Inc.             Reclamation Inc.
UNC Accessory Overhaul              United Nuclear Corporation
  Group, Inc.                       UNC Air Capital Incorporated
UNC Aviation Services, Inc.         UNC Johnson Technology, Inc.
UNC Helicopter, Inc.                UNC Lear Siegler, Inc.
UNC CAMCO Incorporated              UNC All Fab, Inc.
  (formerly known as                UNC Metcalf Servicing, Inc.
   CAMCO Incorporated)
UNC ARDCO Incorporated              By:/s/ Gregory M. Bubb
  (formerly known as                   ------------------------
   ARDCO Incorporated)                 Treasurer of each of the above
                                        Subsidiary Guarantors
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UNC International Sales, Inc.              UNC Cornucopia Mining
                                           Company, Inc.

By:/s/ Gregory M. Bubb                     By:/s/ Richard H. Lange
_________________________                     _________________________
   Treasurer                                  President

UNC Nuclear Industries, Inc.               United Nuclear Corporation
UNC Recovery Corporation                   UNC Manufacturing Technology,
                                             Inc.

                                           By:/s/ Richard H. Lange
                                              __________________________
                                              Vice President of each of
                                              the above Subsidiary
                                              Guarantors